EXHIBIT 10.2

                                 Certification
           pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Northern Rock plc, a public limited liability company incorporated and registered in England and Wales (the "Company"), hereby certifies, to such officer's knowledge, that:

     The Annual Report on Form 20-F for the year ended December 31, 2003 (the "Report") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                     /s/ Adam J. Applegarth
Date: May 25, 2004
                                     ----------------------------------
                                     Name:   Adam J. Applegarth
                                     Title:  Chief Executive Officer

     The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.

                                                                  EXHIBIT 10.2

                                 Certification
           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Northern Rock plc, a public limited liability company incorporated and registered in England and Wales (the "Company"), hereby certifies, to such officer's knowledge, that:

     The Annual Report on Form 20-F for the year ended December 31, 2003 (the "Report") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                      /s/ Robert F. Bennett
Date: May 25, 2004
                                      ----------------------------------
                                      Name:   Robert F. Bennett
                                      Title:  Group Finance Director

     The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.